Exhibit (j) under Form N-1A
                                          Exhibit (23) under Item 60/Reg.S-K



INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Post-Effective Amendment No. 34 to Registration Statement No. 2-75756 on Form N-1A of our report dated December 7, 2001 relating to the financial statements of Federated Stock Trust appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Financial Highlights" in such Prospectus.




December 21, 2001
Boston, Massachusetts